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                                                                   EXHIBIT 10.29




               STANDARD INDUSTRIAL LEASE - MULTI-TENANT, FULL NET

         THIS LEASE, dated November 5, 1999 , for purposes of reference only, is made and entered into by and between Whipple Properties 1001, LLC, A Delaware Limited Liability Company ("Landlord") and Pets.com Inc., a California Corporation ("Tenant").

                                   WITNESSETH:

         Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the Premises described in paragraph 1(c) below for the term and subject to matters of record and to the terms, covenants, agreements and conditions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree.

         1. Definitions. Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified:

                  (a) The term "Industrial Center" shall mean the parcel and other real property described with precision in Exhibit A, as well as any Property interest in the area of the streets bounding the parcel described in Exhibit A, and all other improvements on or appurtenances to said parcel or said streets.

                  (b) The term "Building" shall mean the building(s) in which the Premises are located.

                  (c) The term "Premises" sha1l mean the portion of the Building which is crosshatched on the plan(s) included as part of Exhibit A.

                  (d) The term "Operating Expenses" shall mean all of the following costs, if any, incurred by Landlord with respect to the Industrial Center and allocable to the Building for:

                           (i) the operation, repair, and maintenance, in neat,
clean, and good order and condition, of the Industrial Center, including without limitation: (A) all buildings and improvements located thereon, (B) all parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, driveways, landscaped areas, striping, bumpers, irrigation systems, lighting facilities, fences, and gates; (C) trash disposal services; (D) tenant directories; (E) fire detection systems, including sprinkler system maintenance and repair; (F) security services; and (G) any other services to be provided by Landlord described elsewhere in this Lease as an Operating Expense;

                           (ii) any deductible portion of an insured loss
concerning any of the items or matters described in this subparagraph (d);

                           (iii) the cost of the premiums for the insurance
policies to be maintained by Landlord under this Lease;


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                           (iv) the cost of heat, water, sewer, gas,
electricity, and any other utilities and services furnished to the Industrial Center, including without limitation the Common Areas (as defined in paragraph 9 below) (collectively, "Utilities"); and

                           (v) such other items as are now or hereafter
customarily included in the costs of managing, operating, maintaining, overhauling, and repairing comparable multi-tenant industrial centers in accordance with now or hereafter accepted accounting or management principles or practices, including without limitation reasonable reserves for replacements.

Actual Operating Expenses for each year shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses had the total rentable area of the Industrial Center been occupied. Landlord and Tenant acknowledge that certain of the costs of management, operation and maintenance of the Industrial Center may be allocated by Landlord exclusively to a single component of the Industrial Center (e.g. to the, Building, another building located in the Industrial Center or a parking facility) and certain of such costs may be allocated by Landlord among such components. The determination of such costs and their allocation shall not be inconsistent with generally accepted accounting principles applied on a consistent basis.

                  (e) The term "Property Taxes" shall mean any form of real property tax or assessment and any license fee, commercial rental tax, improvement bond or bonds, levy, or other tax (other than inheritance, personal income, or estate taxes), general and special, ordinary and extraordinary, foreseen as well as unforeseen, and of any kind or nature whatsoever, imposed
(i) on the Industrial Center or applicable tax assessor's parcel by any authority having the direct or indirect power to tax (including any city, state, or federal government, or any school, agricultural, sanitary, water, fire, street, drainage, or other improvement district thereof) (ii) against any legal or equitable interest of Landlord in the Industrial Center, the Building, or the Premises, (iii) against Landlord's right to rent or other income therefrom, or
(iv) against Landlord's business of leasing the Industrial Center, the Building, or the Premises. The term "real property tax(es)" shall also include any tax, fee, levy, assessment, or charge: (i) in substitution of, partially or totally, any tax, fee, levy, assessment, or charge: included above within the definition of "real property tax(es)," (ii) that is imposed, added, or increased as a result of a transfer, either partial or total, of Landlord's interest in the Industrial Center, the Building, or the Premises, or (iii) that is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

                  (f) The term "Tenant's percentage share" shall mean the percentage figure specified in the Basic Lease Information. Tenant acknowledges that the Basic Lease Information may set forth different percentage shares of Operating Expenses and Property Taxes or a single percentage share applicable to both.

                  (g) The term "Laws" shall mean any federal, state, local and other laws, codes, orders, ordinances, rules, regulations and statutes.

         2. Term. The term of this Lease shall commence on the Commencement Date and, unless sooner terminated as hereinafter provided, shall end on the Expiration Date, as specified in the Basic Lease Information. Unless otherwise agreed by Landlord and Tenant in this Lease,



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Tenant agrees to accept the Premises in its "as is" condition on the
Commencement Date. If Landlord, for any reason whatsoever, cannot deliver the Premises to Tenant on the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event rental shall be waived for the period between the Commencement Date and the time when Landlord delivers the Premises to Tenant. No delay in delivery of the Premises shall operate to extend the term of this Lease.

         3. Rental.

                  (a) Tenant shall pay to Landlord throughout the term of this Lease as rental for the Premises the sum specified in the Basic Lease Information as the Base Rent, together with all charges and other amounts required under this Lease as additional rent ("Additional Charges"), including, without limitation, Tenant's percentage share of the total amount of Operating Expenses paid or incurred by Landlord in each year and Tenants percentage share of the total dollar amount of Property Taxes paid by Landlord in each year.

                  (b) Notwithstanding the provisions of subparagraph (a) above, Tenant shall not be responsible for paying any portion of any increase in real property tax that is specified in the tax assessor's records and worksheets as being caused by additional improvements placed upon the Industrial Center by tenants of other premises in the Industrial Center or by Landlord for the exclusive enjoyment of such other tenants. Tenant shall, however, pay to Landlord at the time payments on account of Tenant's Percentage share of Property Taxes are payable under paragraph 4 below the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Tenant or at Tenant's request.

                  (c) Rental shall be paid to Landlord on or before the Commencement Date and on or before the first day of each and every successive calendar month thereafter during the term of this Lease. In the event the term of this Lease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the monthly rental for the first and last fractional months of the term hereof shall be appropriately prorated.

                  (d) All sums of money due from Tenant hereunder not specifically characterized as rental shall constitute additional rent, and if any such sum is not paid when due it shall nonetheless be collectible as additional rent with the next installment of rental thereafter falling due, but nothing contained herein shall be deemed to suspend or delay the payment of any sum of money at the time it becomes due and payable hereunder, or to limit any other remedy of Landlord.

                  (e) The term "rent" as used in this Lease shall refer collectively to the Base Rent and to all additional rent, Additional Charges and other sums payable hereunder. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder after the expiration of any applicable grace period will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any trust deed covering the Premises. Accordingly, if any installment of rent or any other sums due from Tenant shall not be received by Landlord



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when due, Tenant shall pay to Landlord a late charge equal to 5% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant based upon the circumstances existing as of the date of this Lease.

         4. Additional Charges for Operating Expenses and Property Taxes.

                  (a) This Leases is intended to be a completely net lease. The Base Rent owing hereunder is to be paid by Tenant absolutely net of all costs and expenses relating to Landlord's ownership and operation of the Building. The provisions of this paragraph 4 for the payment of Tenant's percentage share of Property Taxes and Tenant's Percentage share of Operating Expenses are intended to pass on to Tenant its share of all such costs and expenses.

                  (b) With respect to each calendar year during the term of this Lease, Tenant shall pay to Landlord as Additional Charges, at the times hereinafter set forth, an amount equal to Tenant's percentage share of Operating Expenses and Property Taxes. Prior to or anytime after the commencement of any calendar year Landlord may, but shall not be required to, notify Tenant of Landlord's estimate of the amount of Operating Expenses and Property Taxes for such current calendar year ("Estimated Taxes and Expenses"). Tenant shall pay to Landlord on the first day of each calendar month during such current calendar year one-twelfth (1/12) of the amount of any such Estimated Taxes and Expenses for such current calendar year. If at any time or times Landlord determines that the amount of Tenant's percentage share of Operating Expenses or Property Taxes payable by Tenant for the current year will vary from its estimate by more than 5%, Landlord may, by notice to Tenant, revise Landlord's estimate for such year, and subsequent payments by Tenant for such year shall be based on such revised estimate. Following the close of each calendar years, Landlord shall deliver to Tenant a statement of the actual amount of Tenant's percentage share of Operating Expenses and Property Taxes for the immediately Preceding year, accompanied by a statement made by an accounting or auditing officer designated by Landlord showing the Operating Expenses and Property Taxes for such year. The statement of such accounting or auditing officer shall be final and binding upon Landlord and Tenant. All amounts payable by Tenant as shown on such statement, less any amounts theretofore paid by Tenant on account of Estimated Taxes and Expenses for such calendar year made pursuant to this paragraph 4, shall be paid by or, if Tenant theretofore shall have paid more than such amounts, reimbursed to Tenant within ten (10) days after delivery of such statement to Tenant.

                  (b) If the Expiration Date of this Lease is a day other than the last day of a calendar year, the amount of any Operating Expenses and Property Taxes payable by Tenant for the calendar year in which the Expiration Date occurs shall be prorated on the basis by which the number of days from the commencement of such calendar year to and including the Expiration Date bears to 365 and shall be due and payable when rendered notwithstanding termination of this Lease. Tenant's percentage share of Operating Expenses and Property Taxes allocable to the calendar year in which the Expiration Date occurs shall be deemed to have been incurred evenly over the entire twelve-month period of that calendar year.



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         5. Use. The Premises shall be used and occupied only for the use described in the Basic Lease Information and for no other use or purpose without obtaining the prior written consent of Landlord which may be granted or denied in Landlord's sole discretion.

         6. Quiet Enjoyment. Provided Tenant performs its obligations hereunder, Tenant shall lawfully and quietly occupy the Premises during the term of this Lease without hindrance or molestation by Landlord, subject, however, to applicable Laws, matters of record and the provisions of this Lease.

         7. Personal Property Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment, and all other personal property of Tenant contained in the Premises or elsewhere.

         8. Utilities. Tenant shall pay Landlord, within ten (10) days after receipt of Landlord's statement therefor, the amount by which, in Landlord's reasonable judgment, the Utilities used by Tenant at the Premises exceed normal usage at the Industrial Center for the use described in the Basic Lease Information.

         9. Common Areas.

                  (a) The term "Common Areas" shall mean all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center that are provided and designated by Landlord from time to time for the general non-exclusive use of Landlord, Tenant, and other tenants of the Industrial Center and their respective employees, suppliers, shippers, customers, and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, and landscaped areas.

                  (b) During the term of this Lease, Tenant and its employees, agents, suppliers, shippers, customers, and invitees shall have the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Landlord under the terms hereof. Under no circumstances shall Tenant's right to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Landlord or Landlord's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur, Landlord shall have the right, without notice, in addition to such other rights and remedies it may have, to remove the property and charge the cost to Tenant, which cost shall be immediately payable upon demand.

                  (c) Landlord, or such other persons as Landlord may appoint, shall have the exclusive control and management of the Common Areas.

                  (d) Landlord shall have the right, in its sole discretion, from time to time: (i) to make changes to the Common Areas, including without limitation changes in the location, size, shape, and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, and walkways, (ii) to close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available, (iii) to designate other land outside the boundaries of the



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Industrial Center to be a part of the Common Areas, (iv) to add additional buildings and improvements to the Common Areas, (v) to use the Common Areas while engaged in making additional improvements, repairs, or alterations to the Industrial Center, or any portion thereof, and (vi) to do and perform such acts and make such other changes in, to, or with respect to the Common Areas and Industrial Center as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

         10. Property Insurance. Landlord shall, at Tenant's sole cost and expense, keep the Premises insured for the benefit of Landlord and Tenant in such amounts and with such coverages as Landlord may reasonably determine to be adequate.

         11. Liability Insurance.

                  (a) Tenant agrees to procure and maintain in force during the term hereof, at Tenant's sole cost and expense, Commercial General Liability insurance in an amount not less than two million dollars ($2,000,000) combined single limit for bodily injury and property damage for injuries to or death of persons and property damage occurring in, on or about the Premises. Such policy shall name Landlord, Landlord's managing agent and any other party designated by Landlord as additional insureds, shall insure Landlord's and Landlord's managing agent's contingent liability as respects acts or omissions of Tenant, shall be issued by a company licensed to do business in the State of California and otherwise reasonably acceptable to Landlord, and shall provide that the policy may not be cancelled nor amended without thirty (30) days prior written notice to Landlord. Tenant may carry said insurance under a blanket policy, provided however, said insurance by Tenant shall include an endorsement confirming application to and coverage of Landlord. Said insurance shall be primary insurance to any other insurance that may be available to Landlord. Any other insurance available to Landlord shall be non-contributing with and excess to this insurance.

                  (b) A copy of such policy of insurance shall be delivered to Landlord by Tenant prior to commencement of the term of this Lease and upon each renewal of such insurance.

                  (c) Tenant shall, prior to and throughout the term of this Lease, procure from each of its insurers under all policies of fire, theft, public liability, pertaining in any way to the Premises or the Building or any operation therein, a waiver, as set forth in paragraph 13 of this Lease, of all rights of subrogation which the insurer might otherwise, if at all, have against the Landlord or any officer, agent or employee of Landlord (including Landlord's managing agent).

         12. Loss Payable Requirements. All policies of insurance required hereunder shall provide that the proceeds thereof shall be payable to Tenant and Landlord, as their respective interests may appear, and, if Landlord so elects, the policies referenced in paragraph 10 may be payable also to the holder of any of Landlord's mortgages or deeds of trust on the Premises as the interest of such holder may appear, Pursuant to a standard mortgagee clause or a loss payable clause.

         13. Waiver of Subrogation. Landlord and Tenant each hereby releases the other from any and all claims, and waives its entire right of recovery against the other, for loss or damage



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arising out of or incident to the perils insured against under paragraphs 10 and
11 above to the extent such loss or damage is insured against under such policies, whether due to the negligence of Landlord or Tenant or the agents, employees, contractors, or invitees of either of them.

         14. Landlord's Right to Perform Tenant's Covenants. Tenant agrees that, if Tenant shall at any time fail to make any payment or perform any other act to be made or performed by it under this Lease, Landlord may, but shall not be obligated to, make such payment or perform such other act to the extent Landlord may deem desirable, with full right of offset, and without waiving or releasing Tenant from any obligation under this Lease. All sums so paid by Landlord and all expenses paid in connection therewith, including without limitation attorneys' fees, together with interest thereon at the Default Interest Rate (defined in paragraph 50) from the date of such payment, shall be paid by Tenant to Landlord on demand.

         15. Maintenance and Repair.

                  (a) Landlord's Obligations. Subject to the provisions of subparagraph(b) and paragraphs 23 and 24 below, and except for damage caused by any negligent or intentional act or omission of Tenant or any of Tenant's employees, suppliers, shippers, customers, or invitees, in which event Tenant shall repair the damage, Landlord, at Landlord's expense, subject to reimbursement pursuant to paragraph 4 above, shall keep in good condition and repair the foundations, exterior walls, structural condition of interior bearing walls, and roof of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs, and utility installations of the Common Areas, and shall provide the services for which Operating Expenses are payable pursuant to paragraph 3. Except for obligations specifically undertaken by Landlord in this subparagraph (a), Landlord shall have no obligation, in any manner whatsoever, to repair or maintain the Premises. Landlord shall have no obligation to make repairs under this subparagraph (a) until a reasonable time after receipt of written notice from Tenant of the need for such repairs. In no event shall Landlord be liable for damages or loss of any kind or nature by reason of Landlord's failure to furnish any Common Area services when such failure is caused by accident, breakage, repairs, strikes, lockout, or other labor disturbances or disputes of any character, or by any other cause beyond the reasonable control of Landlord.

                  (b) Tenant's Obligations. Except for those areas that are Landlord's responsibility pursuant to subparagraph (a) above, Tenant shall, at Tenant's sole cost and expense, keep the entire Premises secure, clean and in good order, condition, and repair, and shall make promptly all necessary repairs, interior and exterior, ordinary as well as extraordinary, foreseen as well as unforeseen. When used in this paragraph, the term "repair(s)" shall include alterations, replacements, and renewals. All repairs shall be equal in quality and class to the original work.

         16. Surrender of Premises. Upon expiration or any sooner termination of this Lease, Tenant shall surrender to Landlord the entire Premises, together with all Alterations (defined in paragraph 24 below), in the same condition as when received or installed, ordinary wear and tear excepted, and clean and free of debris and free of any liens created or suffered to be created by Tenant. Tenant may, and upon Landlord's request shall, remove any trade fixtures or personal property belonging to Tenant, provided that Tenant shall perform prior to the expiration of the term of this Lease all restoration made necessary by such removal. Landlord may, at Tenant's



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expense, retain or dispose of in any manner any Trade Fixtures or personal property of Tenant that Tenant does not remove from the Premises upon expiration or termination of the Lease term, in which case title thereto shall vest in Landlord. The term "Trade Fixtures" as used herein shall mean all fixtures, equipment, and personal property owned by Tenant and used in connection with the operation of any business on the Premises, whether or not affixed to the Building.

         17. Service Contracts. Tenant shall, at Tenant's sole cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating, and air conditioning systems, elevators (if there be any) and equipment within the Premises. The maintenance contractor and the contract shall be subject to the approval of Landlord. The contract shall include all services suggested by the equipment manufacturers and shall become effective, and a copy thereof shall be delivered to Landlord, within thirty (30) days of the date Tenant takes possession of the Premises.

         18. Waste. Tenant shall not do or suffer any waste or damage, disfigurement, or injury to the Premises or permit or suffer any overloading of the floors of the Building.

         19. Options. Anything in this Lease or any of its addenda or amendments to the contrary notwithstanding, if during any twelve (12) month-period of the term of this Lease, three (3) or more events of default by Tenant (as defined in paragraph 38 below) have occurred, all of Tenant's rights, if any, to expand or increase the size of the Premises or to extend the term of this Lease, shall cease, expire and be at an end.

         20. Waiver of Repair and Deduct. Tenant hereby waives any and all rights it may have to make repairs at Landlord's expense or in lieu thereof to vacate the Premises as provided in California Civil Code Section 1942 or any other law, statute, or ordinance now or hereafter in effect.

         21. Compliance With Laws. Tenant shall, at Tenant's sole cost and expense, comply promptly with all Laws and with the recommendations of any insurer under any policies required under this Lease, that may be applicable to the Premises or the use thereof.

         22. Hazardous Materials. Except for Hazardous Materials (as defined below) which were upon the Premises through no act or failure of Tenant and were not known to Tenant to be upon the Premises before the date of this Lease, Tenant agrees not to cause or permit the presence, use, generation, release, discharge, storage, disposal, or transportation of any Hazardous Materials on, under, in, above, to, or from the Premises other than presence, use, storage and transportation which is both (i) required for and solely incidental to Tenant's principal use and operation of the Premises, and (ii) in strict compliance with all applicable Laws. Tenant's obligations under the preceding sentence shall not be applicable to Hazardous Materials not generated, released, discharged, stored, disposed of, or transported by Tenant (its employees, agents or contractors), that migrate underground to the Premises from beyond the Premises unless such migration is the result of the negligent or intentional acts or omissions of Tenant, its agents, employees or contractors. For the purposes of this Lease the term "Hazardous Materials" shall refer to any substances, materials, and wastes that are or become regulated as hazardous or toxic substances under any applicable Laws. Tenant shall indemnify, defend, and hold Landlord harmless from and against and reimburse Landlord for any breach of the



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foregoing obligations and all of the following which may result from such a breach: (a) any loss, cost, expense, claim, or liability arising out of any investigation, reporting, monitoring, clean-up, containment, removal, storage, or restoration work ("Remedial Work") required by any Law, governmental agency, or political subdivision or prudent standards of real estate ownership and management, and (b) any claims of third parties for loss, injury, expense, or damage arising out of the presence, release, or discharge of any Hazardous Materials on, under, in, above, to, or from the Premises during the term of this Lease.

         Tenant has completed and duly executed, and there is attached to this Lease as Exhibit "B", a copy of a questionnaire pertaining to Tenant's use of Hazardous Materials (the "Hazardous Materials Questionnaire"). Tenant represents and warrants to Landlord that, to the best of Tenant's knowledge, all information set forth in the Hazardous Materials Questionnaire is true and correct as of the date of such Questionnaire. Tenant also agrees with Landlord that neither Tenant, nor Tenant's employees or agents, will cause or permit the use, generation, storage, disposal, transportation or release of any Hazardous Materials on, under, in, above, to, or from the Industrial Center except that which is (i) fully described in the Hazardous Materials Questionnaire, (ii) incidental to Tenant's permitted use and operation of the Premises, and (iii) in compliance with all applicable Laws. Tenant may not use at the Premises any Hazardous Materials other than those specified in the Hazardous Materials Questionnaire, or in quantities different from those specified in the Hazardous Materials Questionnaire, unless Tenant obtains Landlord's prior written consent to such new use and any such new quantity and Tenant submits to Landlord a new duly executed Hazardous Materials Questionnaire that accurately describes the new use and the new quantity.

         23. Alterations. Except for non-structural alterations costing less than $5,000 Tenant shall not alter the Premises without the prior written consent of Landlord, which consent may be granted upon conditions.

         24. Property of Landlord. All repairs, improvements, changes, alterations, equipment, and machinery (other than trade fixtures) made or installed by Tenant (collectively, "Alterations") shall immediately upon completion or installation thereof be and become the property of Landlord without payment therefor by Landlord.

         25. Damage or Destruction. Subject to the other provisions of this paragraph, if the Premises or any portion thereof becomes damaged or wholly or partially untenantable because of fire, earthquake, act of God, the elements or other casualty, Landlord shall repair such damage with and to the extent of the insurance proceeds made available to Landlord for such purpose. However, if in Landlord's opinion such repairs cannot be made within one hundred eighty (180) days, Landlord shall so notify Tenant in writing within ninety (90) days of the date of such damage. In such event, either Tenant or Landlord may terminate this Lease within thirty (30) days after Landlord's notice. Termination shall be effected by written notice delivered to the other party within said thirty (30) day period. If this Lease is not so terminated, it shall remain in full force and effect except that if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's employees or invitees, an abatement of Base Rent shall be allowed Tenant for such part of the Premises as shall be rendered unusable by Tenant in the conduct of its business during the time such part is so unusable.




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         26. Waiver. Tenant hereby waives California Civil Code Sections 1932,
1933, 1941 and 1942 and the provisions of any other law now or hereafter in effect that would relieve Tenant from any obligation to pay rent under this Lease except to the extent expressly provided in this Lease.

         27. Condemnation.

                  (a) If the Premises or any portion thereof are taken under the power of eminent domain (hereinafter referred to as "Condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than 50% of the floor area of the Premises is taken by Condemnation, then at Tenant's option, exercisable only in writing and within ten (10) days after Landlord shall have given Tenant written notice of such taking (or, in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession), and provided that Tenant is not in default under this Lease, Tenant may terminate this Lease as of the date the condemning authority takes possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion, of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the portions of the Premises taken bears to the total floor area of the Premises at the time of the taking. No reduction of rent shall occur if no portion of the area taken contains any portion of the Premises.

                  (b) In the event any portion of the Premises is taken by Condemnation, Landlord shall be entitled to and shall receive the total award made in such Condemnation, which award Tenant hereby assigns to Landlord, except that Tenant shall be entitled to receive such portion of the award as may be specifically allocated in such proceedings to compensation for Tenant's Trade Fixtures and Tenant's relocation expenses.

                  (c) If less than the entire Premises shall be taken by Condemnation, and this Lease is not terminated pursuant to subparagraph (a) above, with the net amount of any award received by landlord in any proceeding for physical damage to the Building after deducting all of Landlord's costs and expenses of collection, including without limitation attorneys' fees, Landlord shall promptly restore that portion of the Building not so taken to a complete architectural unit.

         28. Tenant's Work. All work done by Tenant in or about the Premises (hereinafter called the "Work") shall be done in all cases subject to the following conditions, each of which Tenant covenants to observe and perform:

                  (a) No Work involving any structural change and no Work involving any alteration, restoration, or rebuilding costing more than $5,000 shall be undertaken until detailed plans and specifications have first been submitted to and approved in writing by Landlord;

                  (b) No Work involving a cost, as reasonably estimated by Tenant, of more than $5,000 shall be undertaken except under the supervision of an architect or engineer approved in writing by Landlord (unless such requirement is waived by Landlord in writing), which approval shall not be unreasonably withheld; and

                  (c) All Work shall be (i) commenced only after reasonable notice to Landlord and only after all required local and other governmental permits and authorizations have been obtained, (ii) done in a good and workmanlike manner, (iii) performed in compliance with the building and zoning laws and with all other applicable Laws and in accordance with the recommendations of any insurer under any policies required by this Lease, and
(iv) completed promptly and free of liens.

         29. Mechanic's Liens. Tenant shall not suffer or permit any mechanics' or other liens (or claims thereof) to be filed against the Premises or Tenant's leasehold interest therein or hereunder by reason of work, labor, services, or materials supplied or claimed to have been supplied to Tenant or anyone holding the Premises or any part thereof through or under Tenant. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices that Landlord may deem necessary or advisable for the protection of Landlord and the Premises from mechanics' liens. If any such liens (or claims thereof) shall at any time be filed against the Premises, Tenant shall cause the same to be discharged of record within forty-five (45) days after the date of filing.

         30. Financial Statements. Upon the request of Landlord, Tenant shall provide to Landlord from time to time, at no expense to Landlord, copies of such financial statements with respect to Tenant as may have been prepared by or for Tenant.

         31. Landlord's Entry. Tenant agrees to permit Landlord and any authorized representatives of Landlord to enter the Premises with reasonable frequency during usual business hours, or at any other time in case of emergency, (a) to inspect the Premises and, if Landlord so desires, but without implying any obligation of Landlord to do so, to make any repairs deemed necessary or desirable by Landlord and to perform any work in the Premises deemed necessary by Landlord to comply with any Laws or the recommendations of any insurer, and (b) during the final year of the term of this Lease, for the purpose of leasing the Premises, during which one-year period Landlord may display on the Premises; in such manner as not to interfere unreasonably with Tenant's business, usual "For Sale" or "To Let" signs.

         32. Assignment and Subletting.

                  (a) Tenant shall not hypothecate or encumber this Lease or any interest herein without the prior written consent of Landlord, which may be granted or denied in Landlord's absolute discretion. Tenant shall not, without the prior consent of Landlord, which consent shall not be unreasonably withheld by Landlord, transfer or assign this Lease or any interest herein, sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the consent of Landlord, which consent shall not be unreasonably withheld. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. In connection with each consent requested by Tenant, Tenant shall submit to Landlord the terms of the proposed transaction, the identity of the parties to the transaction, the proposed documentation for the transaction, and all other information reasonably requested by Landlord concerning the proposed transaction and the parties involved.

                  (b) If the Tenant is a privately held corporation, is an unincorporated association or partnership, the transfer (except pursuant to a public offering), assignment, or hypothecation of any stock or interest in such corporation, association, or partnership in excess of fifty percent (50%) in the aggregate shall be deemed an assignment or transfer within the meaning and provisions of this paragraph. If Tenant is a publicly held corporation, the public offering or trading of stock in Tenant shall not be deemed an assignment or transfer within the meaning of this paragraph.

                  (c) Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances:

                           (1) if at the time consent is requested or at any
time prior to the granting of consent, Tenant is in default under this Lease or would be in default under this Lease but for the pendency of any grace or cure period specified in this Lease;

                           (2) if the proposed assignee or sublessee is a
governmental agency;

                           (3) if, in Landlord's reasonable judgment, the use of
the Premises by the proposed assignee or sublessee would involve occupancy in violation of this Lease; or

                           (4) if, in Landlord's reasonable judgment, the
financial worth of the proposed assignee or sublessee does not meet the current credit standards applied by Landlord or its investment advisors for a new tenant of the Premises.

                  (d) If at any time during the term of this Lease Tenant desires to assign its interest in this Lease or sublet all or any part of the Premises, Tenant shall give notice to Landlord setting forth the terms of the proposed assignment or subletting ("Tenant's Notice"). Landlord shall have the option, exercisable by notice given to Tenant within thirty (30) days after Tenant's Notice is given ("Landlord's Option Period"), either (1) to consent to the assignment in which event the provisions of subparagraph (g) shall be applicable, or to consent to the subletting in which event the provisions of subparagraph (h) shall be applicable; (2) to become the assignee or sublessee of Tenant (instead of the entity specified in Tenant's Notice) upon the terms set forth in Tenant's Notice; (3) in the event of (A) a proposed assignment, or (B) a proposed subletting of the entire Premises, or a portion of the Premises for all or substantially all of the remainder of the term, to terminate this Lease with respect to, and to retake possession of, the space in question, together with, if only a portion of the Premises is involved, such rights of access to and from such portion as may be reasonably required for its use and enjoyment. If Landlord does not exercise one of such options, Tenant shall be free for a period of one hundred twenty (120) days after Landlord's Option Period, to assign its entire interest in this Lease or to sublet such space to the entity specified in Tenant's Notice upon the terms set forth therein or to any third party upon the same terms set forth in Tenant's Notice, subject to obtaining Landlord's prior consent as hereinabove provided.

                  (e) Notwithstanding the provisions of subparagraphs (a) and
(b) above, Tenant may assign this Lease or sublet the Premises or any portion thereof, with prior notice to

Landlord but without the necessity of Landlord's consent and without extending any option to Landlord pursuant to subparagraph (d) above, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant.

                  (f) No sublessee (other than Landlord if it exercises its option pursuant to subparagraph (d) above) shall have a right further to sublet without Landlord's prior consent, which Tenant acknowledges may be withheld in Landlord's absolute discretion, and any assignment by a sublessee of its sublease shall be subject to Landlord's prior consent in the same manner as if Tenant were entering into a new sublease. No sublease, once consented to by Landlord, shall be modified or terminated by Tenant without Landlord's prior consent, which consent shall not be unreasonably withheld.

                  (g) In the case of an assignment to an entity other than Landlord, any sums or other economic consideration received by Tenant as a result of such assignment shall be paid to Landlord after first deducting the unamortized cost of leasehold improvements made to the Premises at Tenant's sole cost, and the cost of any real estate commissions incurred by Tenant in connection with such assignment.

                  (h) In the case of a subletting to an entity other than Landlord, any sums or economic consideration received by Tenant as a result of such subletting shall be paid to Landlord after first deducting (1) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the Premises, (2) the cost of leasehold improvements made to the sublet portion of the Premises at Tenant's sole cost, amortized over the term of this Lease except for leasehold improvements made by Tenant for the specific benefit of the sublessee, which shall be amortized over the term of the sublease, and
(3) the cost of any real estate commissions incurred by Tenant in connection with such subletting, amortized over the term of the sublease.

                  (i) Regardless of Landlord's consent, no subletting or assignment (except to Landlord pursuant to the provisions of subparagraph (d) above) shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto, and such action shall not relieve Tenant of liability under this Lease.

                  (j) In the event Tenant shall assign this Lease or sublet the Premises or request the consent of Landlord to any assignment, subletting, hypothecation or other action requiring Landlord's consent hereunder, then Tenant shall pay Landlord's then reasonable and standard processing fee and Landlord's reasonable attorneys' fees incurred in connection therewith, which shall not exceed $500.

         33. Subordination. At Landlord's option, this Lease shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Premises and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements, and extensions thereof. Notwithstanding such subordination, Tenant's right to a quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee, or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of such mortgage, deed of trust, or ground lease or the date of the recording thereof.

         34. Attornment. In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage or deed of trust now or hereafter on the Premises or any part thereof, Tenant shall, if so requested by the purchaser upon such foreclosure or sale or the grantee under a deed in lieu of foreclosure, attorn to such purchaser or grantee and recognize such purchaser or grantee as the Landlord under this Lease.

         35. Indemnification. Tenant agrees to indemnify, defend, and save Landlord harmless from and to reimburse Landlord for any and all claims arising from (a) the conduct or management of, or any work or thing whatsoever done in or about, the Premises during the term of this Lease, (b) any condition existing during the term of this Lease of (i) the Premises, (ii) any street, curb, or sidewalk adjoining the Premises, or (iii) any vaults, passageways, or spaces therein or appurtenant thereto, (b) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, (c) any act or negligence of Tenant or any of its agents, contractors, servants, employees, or licensees, (d) any accident, injury, or damage whatsoever caused to any person, firm, or corporation occurring during the term of this Lease in or about the Premises or upon or under the sidewalks or the land adjacent thereto, and (e) any and all costs, counsel fees, expenses, and liabilities incurred in connection with the such claim or action or proceeding brought thereon, except to the extent that any of the above-described claims arise out of any gross negligence or willful misconduct of Landlord. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, covenants to resist or defend such action or proceeding by counsel satisfactory to Landlord.

         36. Attorneys' Fees. If any action arising out of this Lease is brought by either party hereto against the other, then and in that event the unsuccessful party to such action shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees, incurred by such prevailing party, and if the prevailing party shall recover judgment in such action, such costs, expenses and attorneys' fees shall be included in and as part of such judgment.

         37. No Representations. Landlord has made no representations of any nature whatsoever in connection with the condition of the Premises or any part thereof, and Landlord shall not be liable for any defects therein, except as herein expressly provided.

         38. Events of Default. The following events shall be deemed to be events of default by Tenant under this Lease:

                  (a) The failure of Tenant to pay any installments of Base Rent or additional rent when due, or any other payment or reimbursement to Landlord required herein when due, where such failure shall continue for a period of five
(5) days after written notice of such failure;

                  (b) (i) The application by Tenant for consent to the appointment of a receiver, trustee, or liquidator of Tenant or of all or a substantial part of Tenant's assets, (ii) Tenant's insolvency or admission in writing of its inability to pay its debts as they come due, (iii) the making by Tenant of any general arrangement or assignment for the benefit of creditors,
(iv) Tenant becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days), (v) the appointment of a trustee or receiver to take possession of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease (unless possession is restored to Tenant within thirty (30) days), (vi) the attachment, execution, or other judicial seizure of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease (unless such seizure is discharged within thirty (30) days), or (vii) any transfer of Tenant's assets in fraud of its creditors;

                  (c) Tenant shall have been served with three or more notices of default hereunder, or under any applicable statute, within any twelve-month period, whether or not the defaults in question were cured.

         39. Landlord's Remedies. Upon the occurrence of any event of default by Tenant, Landlord may, at its option and without any further notice or demand (in addition to any other rights and remedies under this Lease, at law or in equity) do any of the following:

                  (a) Landlord shall have the right, so long as such default continues, to give notice of termination to Tenant. On the date specified in such notice (which shall not be less than three (3) days after the giving of such notice) this Lease shall terminate;

                  (b) In the event of any such termination of this Lease, Landlord may then or at any time thereafter re-enter the Premises and remove therefrom all persons and property and again repossess and enjoy the Premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination;

                  (c) In the event of any such termination of this Lease, Landlord may recover damages which shall include, without limitation: (1) the amount at the time of award (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of (A) unpaid rent earned at the time of termination, (B) the amount by which the unpaid rent that would have been earned during the period from termination until the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided, and (C) the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; (2) all legal expenses and other related costs incurred by Landlord following Tenant's default; (3) all costs incurred by Landlord in restoring the Premises to good order and condition, or, to the extent reasonably necessary to accomplish such reletting, in remodeling, renovating, or otherwise preparing the Premises for reletting; and (4) all other costs (including without limitation any brokerage commissions) incurred by Landlord in reletting the Premises;

                  (d) Following the termination of this Lease (or upon Tenant's failure to remove its personal property from the Premises after the expiration of the term of this Lease), Landlord may remove any and all personal property located in the Premises and sell or place such property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant in accordance with applicable Laws. Tenant waives all claims for damages that may be caused by Landlord's removing, storing or selling the property as herein provided;

                  (e) Landlord shall have the right to cause a receiver to be appointed in any action against Tenant to take possession of the Premises and to collect the rents or profits derived therefrom. The appointment of such receiver shall not constitute an election on the part of Landlord to terminate this Lease unless notice of such intention is given to Tenant; or

                  (f) Landlord shall have the remedy described in California Civil Code Section 1951.4 (i.e. Landlord may continue this Lease in effect after Tenant's abandonment and recover rent as it becomes due, because Tenant has the right to sublet or assign, subject only to reasonable limitations). Even though Tenant has breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover rent in periodic actions as it becomes due under this Lease. In such event, Landlord may re-enter the Premises and remove all persons and property if the Premises have not been vacated, using any available summary proceedings, without such re-entry or removal being deemed a termination or acceptance of surrender of this Lease. Landlord may then elect to relet the Premises for the account of Tenant for a period that may extend beyond the term hereof, and upon such other terms as Landlord may reasonably deem appropriate. Tenant shall reimburse Landlord upon demand for all costs incurred by Landlord in connection with such reletting, including without limitation necessary restoration, renovation, or improvement costs, attorneys' fees, and brokerage commissions. The proceeds of such reletting shall be applied first to any sums then due and payable to Landlord from Tenant, including the reimbursement described above. The balance, if any, shall be applied to the payment of future rent as it becomes due hereunder.

         40. Cumulative Remedies. The specified remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be entitled, either at law or in equity, in case of any breach or threatened breach by Tenant of any covenant, agreement, or condition of this Lease.

         41. No Waivers. The failure of Landlord to insist in any one or more instances upon the strict performance or observance of any of the covenants, agreements, or conditions of this Lease or to exercise any option herein contained shall not be construed as a waiver or a relinquishment of future performance or observance of such covenant, agreement, or condition or exercise of such option.

         42. Application of Tenant Deposits. In the event of any default by Tenant under this Lease, Landlord may, at its option, apply on account of such default any monies (and the proceeds of any and all other security) deposited by or for the account of Tenant under any provision of this Lease. Tenant shall not be entitled to interest on any monies so deposited.

         43. Holding Over. Tenant covenants that it will vacate the Premises immediately upon the expiration or sooner termination of this Lease. If, with Landlord's consent, Tenant retains possession of the Premises or any part thereof after the expiration or termination hereof, Tenant shall pay Landlord rent at 150% of the monthly rate specified in paragraph 3 for the time Tenant thus remains in possession. The provisions of this paragraph do not exclude Landlord's rights of re-entry or any other right hereunder, including without limitation the right to refuse 150% of the monthly rent and instead to remove Tenant through summary proceedings for holding over beyond the expiration of the term of this Lease.

         44. Notices. All notices, demands, and requests that may or are required to be given by either party to the other shall be in writing and shall be deemed given when sent by United States Certified Mail, postage prepaid, and addressed as follows: (a) to Tenant at the address specified in the Basic Lease Information, or at such other place as Tenant may from time to time designate by written notice to Landlord, or (b) to Landlord at the address specified in the Basic Lease Information, or at such other places as Landlord may from time to time designate by written notice to Tenant.

         45. Limitation of Landlord's Liability. In the event of a sale or transfer by Landlord of its interest in the Premises or this Lease, such sale or transfer shall operate to release the transferor from all liability for the performance of the obligations of Landlord hereunder, expressed or implied, from and after the date of such transfer, and Tenant agrees thereafter to look solely to the successor in interest of Landlord in and to this Lease for the performance thereafter of Landlord's obligations hereunder. Landlord may transfer to its successor in interest the Security Deposit (and all other forms of security) given by or for Tenant to Landlord and thereupon Landlord shall be discharged from any further liability with respect thereto.

         46. Estoppel Certificates. At any time and from time to time upon not less than ten (10) days prior request by Landlord, Tenant agrees to execute, acknowledge, and deliver to Landlord a statement in writing certifying that (a) this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and identifying the modifications), (b) the dates to which Base Rent, additional rent, and other charges have been paid, and (c) whether there is then existing any claim by Tenant of default hereunder by Landlord and, if so, specifying the nature thereof. It is intended that any such statement may be relied upon by any person proposing to acquire Landlord's interest in this Lease or any prospective mortgagee of, or assignee of any mortgage upon, such interest.

         47. Brokerage. Tenant represents and warrants that it has dealt with no broker, agent, or other person in connection with this transaction and that no other broker, agent, or other person brought about this transaction, other than the Brokers listed in the Basic Lease

Information, and Tenant agrees to indemnify and hold Landlord harmless from and to reimburse Landlord for any and all claims by any other broker, agent, or person claiming a commission or other form of compensation by virtue of having dealt with Tenant with respect to this leasing transaction. The provisions of this paragraph shall survive the termination of this Lease.

         48. Security Deposit. Tenant shall, upon execution of this Lease, deposit with Landlord the sum specified in the Basic Lease Information as security for the full and faithful performance of every provision of this Lease to be performed by Tenant (the "Security Deposit"). If Tenant defaults with respect to any provision of this Lease, Landlord may use, apply, or retain all or any part of the Security Deposit for the payment of Base Rent or any other sum in default, for the payment of any other amount that Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss, cost, or damage that Landlord may suffer, by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit.

         49. Signage. Tenant shall not place or permit on the outside of the Premises any sign, advertisement, illumination, projection, or similar thing (a "Sign"), unless (a) Landlord has given its prior written consent thereto, which shall not be unreasonably withheld, and (b) such Sign complies with applicable law.

         50. Miscellaneous. This Lease cannot be changed orally, but only by agreement in writing signed by the party against whom, or against whose successors and assigns, enforcement of the change is sought. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger as to any existing subtenancies and shall, at the option of Landlord, terminate any and all such existing subtenancies or, at Landlord's option, operate as an assignment to it of any and all such subtenancies. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there is more than one tenant, the obligations hereunder imposed upon the tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. This Lease shall be construed and enforced in accordance with the laws of the State in which the Premises are situated. The term "Default Interest Rate" shall mean an annual rate equal to 4% over the annual prime rate of interest announced publicly by Citibank, N.A. in New York, New York from time to time or the maximum interest rate permitted by law, whichever is less. Any amount due from Tenant, if not paid when first due, shall bear interest at the Default Interest Rate from the date due until paid. If any covenant, agreement, or condition of this Lease or the application thereof to any person, firm, corporation, or circumstance is or becomes to any extent invalid or unenforceable, the remainder of this Lease, or the application of such covenant, agreement, or condition to persons, firms, corporations, or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and in lieu of each clause or provision of this Lease that is illegal, invalid, or unenforceable, there shall be added as a part of this Lease a clause or provision as similar in terms to such clause or provision as is possible and as may be legal, valid, and enforceable. If any excavation or other building operation shall be made, or about to be made, upon any adjoining property or streets, upon the request of Landlord, Tenant shall permit the owner or lessee of such adjoining property and their respective representatives to enter the

Premises and shore the foundations and walls thereof, and to do any other act or thing reasonably necessary, in Landlord's opinion, for the safety or preservation of the Building and Premises. Landlord's acceptance of a partial rent payment shall not constitute a waiver of any rights of Tenant and Landlord, including, without limitation, any right Landlord may have to recover possession of the Premises, in unlawful detainer, or otherwise. The parties agree that the covenants and agreements herein contained shall bind and inure to the benefit of Landlord and its successors and assigns, and shall bind and inure to the benefit of Tenant and its successors and assigns, subject to the provisions of paragraph 32, and provided that any consent required to any assignment hereof shall be had and obtained as specified in this Lease.

         Exhibits A-C and Addendum A , consisting of 7 pages are attached hereto and become part of this Lease.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT                                 LANDLORD

Pets.com Inc., a California            Whipple Properties 1001,
Corporation                            a Delaware Limited Liability Company
435 Brannan Street, Suite 100          One Front Street, Suite 1100
San Francisco, CA  94107               San Francisco, CA  94111

By: /s/ Julie Wainwright               By: /s/ Keith Fink
   -----------------------------          --------------------------------------
   Julie Wainwright                       Keith Fink

   Its CEO                                Its  V.P.
       -------------------------               ---------------------------------
By:                                    By:
   -----------------------------          --------------------------------------
   Its                                    Its
      --------------------------              ----------------------------------